SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Jackson Variable Series Trust
(Name of Registrant As Specified In Its Charter)

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Dear Variable Annuity Contract Owners:

    Although you are not a shareholder of Jackson Variable Series Trust (the “Trust”), your purchase payments and the earnings on such purchase payments under your variable contracts (“Variable Contracts”) issued by Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) are invested in sub-accounts of separate accounts established by Jackson or Jackson NY that, in turn, are invested in shares of one or more of the series of the Trust. References to shareholders in the enclosed information statement for the Trust (“Information Statement”) may be read to include you as an owner of a Variable Contract.

    On May 14, 2015, the Board of Trustees (the "Board") of the Trust voted to replace Templeton Asset Management Ltd. ("Templeton") with Mellon Capital Management Corporation ("Mellon Capital") as sub-adviser for the JNL/Franklin Templeton Frontier Markets Fund (the "Fund"), a series of the Trust effective September 28 , 2015.  In connection with the appointment of Mellon Capital as Sub-Adviser to the Fund, the Board approved a change to the Fund's name and modifications to the Fund's investment objective, principal investment strategies, and risks to reflect Mellon Capital's investment process.  Enclosed please find the Trust's Information Statement regarding these changes for the following Fund:

Prior Fund Name	New Fund Name
JNL/Franklin Templeton Frontier Markets Fund	JNL/Mellon Capital Frontier Markets 100 IndexFund

The Information Statement is furnished on behalf of the Board of the Trust, a Massachusetts business trust, to shareholders of JNL/Franklin Templeton Frontier Markets Fund, a series of the Trust, located at 1 Corporate Way, Lansing, Michigan 48951.

On June 9, 2015, the Trust filed an amendment to the registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, for the Trust (File No. 333-177369) to reflect the changes discussed in this Information Statement.

PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

      If you have any questions regarding any of the changes described in the Information Statement, please call one of the following numbers on any business day: 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution), or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), send an email request to ProspectusRequest@jackson.com, write Jackson Variable Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit www.jackson.com.

Sincerely,
/s/ Mark D. Nerud
Mark D. Nerud
President, Chief Executive Officer and Trustee
Jackson Variable Series Trust

Information Statement To Shareholders Regarding:

Jackson Variable Series Trust

JNL/Franklin Templeton Frontier Markets Fund

August 4, 2015

Table of Contents

Information Statement

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.     Introduction

Jackson Variable Series Trust (the “Trust”), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (“1940 Act”).  The Trust currently offers shares in 36 series (the “Funds” and each a “Fund”).

As investment adviser to the Funds, Jackson National Asset Management, LLC ("JNAM" or "Adviser") selects, contracts with and compensates investment sub-advisers ("Sub-Advisers") to manage the investment and reinvestment of the assets of certain Funds.  JNAM monitors the compliance of the Sub-Advisers with the investment objectives and related policies of those Funds and reviews the performance of the Sub-Advisers and reports on such performance to the Board of Trustees of the Trust (the "Board").    JNAM is a wholly owned subsidiary of Jackson National Life Insurance Company ("Jackson"), which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Jackson National Life Distributors LLC ("JNLD"), an affiliate of the Trust and the Adviser, is the principal underwriter for the Trust.

On May 14, 2015, the Board, including all Trustees who are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act) of the JNL/Franklin Templeton Frontier Markets Fund (the "Fund"), unanimously voted to replace Templeton Asset Management Ltd. ("Templeton") with Mellon Capital Management Corporation ("Mellon Capital") as Sub-Adviser for the Fund and to approve an Amendment to the Investment Sub-Advisory Agreement among JNAM, Mellon Capital and the Trust ("Mellon Capital Sub-Advisory Agreement") appointing Mellon Capital as Sub-Adviser for the Fund. In connection with the appointment of Mellon Capital as Sub-Adviser to the Fund, the Board approved a change to the Fund's name and modifications to the Fund's investment objective, principal investment strategies, and risks to reflect Mellon Capital's investment process.

The purpose of this Information Statement is to provide you with information about the Amendment to the Mellon Capital Sub-Advisory Agreement and about Mellon Capital’s appointment as the new Sub-Adviser to the Fund, effective September 28 , 2015.  This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order (“Order”) that the Trust and its Adviser received from the U.S. Securities and Exchange Commission (“SEC”).

The Order permits JNAM to enter into sub-advisory agreements with Sub-Advisers that are not affiliates of the Adviser (other than by reason of serving as a Sub-Adviser to a Fund) without approval by the shareholders of the relevant Fund.  The Trust, therefore, is able to change Sub-Advisers from time to time without the expense and delays associated with obtaining shareholder approval.  However, a condition of this Order is that notice and certain information be sent to shareholders informing them of changes in Sub-Advisers, pursuant to the Order.

As of September 28 , 2015, Templeton will cease to be the Sub-Adviser to the Fund.  Templeton is located at 7 Temasek Blvd., Suntec Tower 1 #38-03, Singapore 038987.

This Information Statement is being provided to the contract owners of record for the Fund as of July 17, 2015.  It will be mailed on or about August 4, 2015.

II.    Changes to Fund Name, Investment Objective, and Principal Investment Strategies

Templeton is the current Sub-Adviser to the Fund, pursuant to an Investment Sub-Advisory Agreement among Templeton, JNAM, and the Trust, dated April 27, 2015.  That Sub-Advisory Agreement was approved by the Board at a meeting held on January 8, 2015.

On May 14, 2015, the Board, including the Independent Trustees, voted to replace Templeton with Mellon Capital as Sub-Adviser for the Fund and approved an Amendment to the Mellon Capital Sub-Advisory Agreement.  Please refer to Exhibit A for the Mellon Capital Sub-Advisory Agreement.  Pursuant to the Order, shareholder approval is not required for the agreement because Mellon Capital is not affiliated with JNAM.

Upon the replacement of Templeton with Mellon Capital as Sub-Adviser, effective September 28 , 2015, the name of the Fund will change as follows:

Prior Fund Name	New Fund Name
JNL/Franklin Templeton Frontier Markets Fund	JNL/Mellon Capital Frontier Markets 100 Index Fund

The investment objectives and policies for the JNL/Mellon Capital Frontier Markets 100 Index Fund will be as follows:

Investment Objective.  The investment objective of the JNL/Mellon Capital Frontier Markets 100 Index Fund (the “Fund”) is to track the performance of the MSCI Frontier Markets 100 Index, which measures the investment returns of stocks issued by companies in frontier market countries.

Principal Investment Strategies. Under normal market conditions, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in stocks included in the MSCI Frontier Markets 100 Index (the “Index”), including depositary receipts representing interests in securities included in the Index; which may be in the form of American Depositary receipts (“ADRs”), Global Depositary receipts (“GDRs”) and/or European Depositary receipts (“EDRs”).

The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis, but attempts to replicate the Index by investing all or substantially all of its assets in the stocks that make up the Index, in relatively the same proportions as those stocks are represented in the Index.  Indexing may offer a cost-effective investment approach to gaining diversified market exposure over the long-term.

As of June 30, 2015 , the market capitalization range of the Index is $ 158 million to $ 6,543 million.

When attempting to replicate a capitalization-weighted index such as the Index, portfolio turnover is typically limited to what the index adds and deletes over time, contract owner contributions and withdrawals, and reinvestment income.  The replicated portfolio does not require additional rebalancing as a result of market movement; rather, it is rebalanced automatically with the change in share price.

As of April 30, 2015, the Index considers “frontier markets countries” to include Argentina, Bahrain, Bangladesh, Bulgaria, Croatia, Estonia, Jordan, Kazakhstan, Kenya, Kuwait, Lebanon, Lithuania, Mauritius, Morocco, Nigeria, Oman, Pakistan, Romania, Serbia, Slovenia, Sri Lanka, Tunisia, Ukraine, and Vietnam.

The Fund may also invest in derivative securities (typically, futures contracts) and exchange-traded funds (typically, frontier markets, emerging markets, and/or single country exchange-traded funds) for the purposes of managing cash flows and converting balance sheet accruals to equity positions .

The Fund may concentrate its investments in an industry or group of industries to the extent that the Index the Fund is designed to track is also concentrated.

The Fund is “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.

With the change in Sub-Adviser from Templeton to Mellon Capital, the investment objective of the Fund will change.  Under Templeton, the Fund's investment objective was long-term capital appreciation.  Under Mellon Capital, the Fund's investment objective is to track the performance of the MSCI Frontier Markets 100 Index.

The investment strategies of Templeton and Mellon Capital differ: Templeton utilizes an active investment strategy, whereby investments are selected based on analytical research, forecasting, and the portfolio managers' experience; Mellon Capital utilizes a passive index investment strategy, whereby investments are selected to mirror a market index.  Both seek to achieve their objectives by investing in securities of foreign issuers.  Mellon Capital employs a buy-and-hold index investing approach in which Mellon Capital will attempt to replicate the performance of the MSCI Frontier Markets 100 Index by investing essentially all of the Fund's assets in the 100 stocks that make up the index. Mellon Capital's buying or selling activities generally occur only due to index rebalances, cash flows in or out of the Fund or dividend reinvestment; Templeton follows a traditional active investing approach that aims to achieve long term capital appreciation by investing in the stocks of the companies that are either incorporated in or have their principal business activities in frontier markets. All investment decisions are based on their research and analysis.

For a more detailed comparison of the changes made to the Fund’s prospectus due to the change in Sub-Adviser, please refer to Exhibit B.

III.   Investment Sub-Advisory Agreement with Mellon Capital

       The following description of the Mellon Capital Sub-Advisory Agreement is qualified by the Mellon Capital Sub-Advisory Agreement attached as Exhibit A.

The Mellon Capital Sub-Advisory Agreement provides that it will remain in effect for its initial term and thereafter only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approves its continuance, at least annually at a meeting called for that purpose.  The Mellon Capital Sub-Advisory Agreement can be terminated at any time, without the payment of any penalty, on sixty days' written notice by the Trust, JNAM, or Mellon Capital.  The Mellon Capital Sub-Advisory Agreement also terminates automatically in the event of its assignment.

The Mellon Capital Sub-Advisory Agreement generally provides that Mellon Capital, its officers, directors, employees, agents or affiliates will not be subject to any liability to JNAM or the Funds or their directors, officers, employees, agents or affiliates for any act, omission, error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of Mellon Capital’s duties under the Mellon Capital Sub-Advisory Agreement or its failure to perform due to events beyond its reasonable control, except for a loss resulting from willful malfeasance or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Mellon Capital Sub-Advisory Agreement.  There are no material differences between the Investment Sub-Advisory Agreements of Templeton and Mellon Capital.

In connection with the Sub-Adviser change, JNAM will reduce its management fees.   The Fund currently pays JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL/Franklin Templeton Frontier Markets Fund
Advisory Rates Before the Change in Sub-Adviser
Net Assets	Rate
$0 to $1 billion	1.40%
Over $1 billion	1.35%

After the change, JNAM will charge the Fund an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL/Mellon Capital Frontier Markets 100 Index Fund
Advisory Rates After the Change in Sub-Adviser
Net Assets	Rate
$0 to $500 million	0.40%
Over $500 million	0.35%

JNAM is responsible for paying Mellon Capital out of its own resources.  Under the Mellon Capital Sub-Advisory Agreement, the sub-advisory fee schedule is lower than the sub-advisory fee schedule used to compensate Templeton.  Templeton is currently paid a sub-advisory fee equal to a percentage of the Fund's average daily net assets based on the below schedule.

JNL/Franklin Templeton Frontier Markets Fund
Sub-Advisory Rates Before the Change in Sub-Adviser
Net Assets	Rate
$0 to $50 Million	1.10%
$50 Million to $100 Million	1.07%
$100 Million to $250 Million	1.05%
$250 Million to $500 Million	1.00%
$500 Million to $750 Million	0.95%
Over $750 Million	0.90%

Under the Mellon Capital Sub-Advisory Agreement, Mellon Capital will be paid a sub-advisory fee equal to a percentage of the Fund’s average daily net assets based on the below schedule:

JNL/Mellon Capital Frontier Markets 100 Index Fund
Sub-Advisory Rates After the Change in Sub-Adviser
Net Assets	Rate
$0 to $50 Million	0.09%
$50 Million to $$100 Million	0.06%
$100 to $750 Million	0.03%
Over $750 Million	0.015%

The Fund paid aggregate management fees of $1,868,162 to the Adviser for the year ended December 31, 2014. The pro forma aggregate amount of management fees paid to the Adviser would have been $533,760 had the new advisory rate been in effect during the year ended December 31, 2014, 71%  less than the actual fees paid.

For the year ended December 31, 2014, Templeton received $1,435,610 in sub-advisory fees with respect to the Fund.  The pro forma sub-advisory fees paid to Mellon Capital would have been $85,032 had the Mellon Capital Sub-Advisory Agreement been in effect during the year ended December 31, 2014, 94% less than the actual fees paid to Templeton.

IV.  Description and Control of Mellon Capital

Mellon Capital is headquartered at 50 Fremont Street, Suite 3900, San Francisco, California 94105.

As the Sub-Adviser to the Fund, Mellon Capital will provide the Fund with investment research, advice and supervision, and manage the Fund's portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities, as set forth in the supplement to the Fund's Prospectus dated September 28 , 2015.  The principal risks of investing in the Fund will also be discussed in the supplement to the Fund's Prospectus dated September 28 , 2015 under the heading "Principal Risks of Investing in the Fund."

As of July 17, 2015, no Trustees or officers of the Trust were officers, employees, directors, general partners, or shareholders of Mellon Capital, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in Mellon Capital or any other entity controlling, controlled by or under common control with Mellon Capital. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2014, the beginning of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which Mellon Capital, any parent or subsidiary of Mellon Capital, or any subsidiary of the parent of such entities was or is to be a party.

JNL/Mellon Capital Frontier Markets 100 Index Fund

The JNL/Mellon Capital Frontier Markets 100 Index Fund will be managed on a team basis.  The individual members of the team who will be primarily responsible for the day-to-day management of the JNL/Mellon Capital Frontier Markets 100 Index Fund’s portfolio are:

●
Karen Q. Wong, CFA, is a Managing Director, Equity Portfolio Management at Mellon Capital.  Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager.  In 2001, she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president, in 2006 to a director and in 2007 to managing director.  Ms.

Wong is the head of Equity Portfolio Management responsible for overseeing all passive equity funds, including exchange-traded funds.  Ms. Wong holds a M.B.A from San Francisco State University and has 16 years of investment experience.  Ms. Wong is a member of the CFA Institute and the CFA Society of San Francisco.

●
Richard A. Brown, CFA, is a Managing Director, Equity Portfolio Management at Mellon Capital.  Mr. Brown holds an M.B.A. from California State University at Hayward.  Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to vice president in 1998, and to his current position in 2002.  Mr. Brown heads a team of portfolio managers covering domestic and international passive equity funds.  Mr. Brown has 20 years of investment experience.  Mr. Brown is a member of CFA Institute and the CFA Society of San Francisco.

●
Thomas Durante, CFA, Managing Director, Equity Portfolio Management has been at Mellon Capital since 2000.  Mr. Durante holds a B.A. degree from Fairfield University in Accounting.  Mr. Durante has 33 years of investment experience, and 15 years at Mellon Capital. Mr. Durante heads a team of portfolio managers covering domestic and international passive equity funds. Prior to joining Mellon Capital, he worked in the fund accounting department for Dreyfus.  Mr. Durante is a member of the CFA Institute and the CFA Society of Pittsburgh.

Executive/Principal Officers, Directors, and General Partners of Mellon Capital, headquartered at 50 Fremont Street, Suite 3900, San Francisco, CA 94105:

Names	Title
Gabriela Franco Parcella	Chairman, President, and Chief Executive Officer
Linda Tung Lillard	Executive Vice President, Chief Operating Officer
Richard Kirvan Watson	Executive Vice President
Jeff Zhang	Executive Vice President, Chief Investment Officer
David Manuel	Chief Financial Officer
Christopher Appler	Chief Compliance Officer
William Fouse	Chairman Emeritus
Thomas Loeb	Chairman Emeritus
Charles Dolan	Chief Investment Strategist for Fixed Income, Cash and Currency, BNY Mellon Investment Management
Mitchell Harris	President, Investment Management, BNY Mellon
Mark Santero	Chief Operating Officer, BNY Mellon Investment Management

Mellon Capital is a wholly owned, indirect subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), a publicly traded company.  Neither Mellon Capital nor BNY Mellon have any shareholders who own 10% or more of the outstanding shares.

V.  Other Investment Companies Advised by Mellon Capital

Mellon Capital does not currently act as adviser or sub-adviser to any other registered investment companies having similar investment objectives and policies as those of the Fund.

VI.    Evaluation by the Board of Trustees

The Board oversees the management of the Fund and, as required by law, determines annually whether to approve the Fund’s sub-advisory agreement.

At a meeting on May 14, 2015, the Board, including all of the Independent Trustees, considered information relating to the Mellon Capital Sub-Advisory Agreement.  In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Mellon Capital Sub-Advisory Agreement.  The Board received, and had the opportunity to review, this and other material, ask questions and request further information in connection with its consideration. At the conclusion of the Board’s discussion, the Board approved the Mellon Capital Sub-Advisory Agreement for a period through December 31, 2015 (unless terminated pursuant to the terms of the Mellon Capital Sub-Advisory Agreement), after which time the agreement will be up for renewal annually.

In reviewing the Mellon Capital Sub-Advisory Agreement and considering the information provided, the Board was advised by outside legal counsel to the Fund, and the Independent Trustees were advised by independent legal counsel.  The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services to be provided; (2) the investment performance of the Fund; (3) the costs of the services to be provided; (4) whether economies of scale may be realized as the Fund grows and whether fee levels are adjusted to enable the Fund’s investors to share in these potential economies of scale; and (5) other benefits that may accrue to Mellon Capital through its relationship with the Fund.  In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board’s decision to approve the Mellon Capital Sub-Advisory Agreement.

Before approving the Mellon Capital Sub-Advisory Agreement, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and Mellon Capital, and to consider the terms of the Mellon Capital Sub-Advisory Agreement.  Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the Mellon Capital Sub-Advisory Agreement is fair and reasonable and in the best interests of the shareholders of the Fund. In reaching its conclusions, the Board considered the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services to be provided by Mellon Capital.

For the Fund, JNAM provided information on Mellon Capital’s duties under the Mellon Capital Sub-Advisory Agreement. These duties include investment research and security selection, adherence to the Fund’s investment restrictions and monitoring compliance with the Fund policies and procedures. The Board considered JNAM’s evaluation of Mellon Capital, as well as JNAM’s recommendation, based on its review of Mellon Capital, to approve the Mellon Capital Sub-Advisory Agreement.

The Board also reviewed information pertaining to Mellon Capital’s organizational structure, senior management, financial stability, investment operations, and other relevant information. The Board considered compliance reports about Mellon Capital from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded that the Fund is likely to benefit from the nature, extent and quality of the services to be provided by Mellon Capital.

Performance

The Board considered that the Fund underperformed its peer group and benchmark for all periods.  The Board noted that the Adviser was proposing to replace the Sub-Adviser and the current portfolio managers will continue to manage the Fund until the transition to the new Sub-Adviser is complete.  The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Mellon Capital Sub-Advisory Agreement for the Fund.

Costs of Services

The Board reviewed the fees to be paid to Mellon Capital.  For the Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by Mellon Capital to similar clients, if any.  The Board also noted that JNAM does not manage any institutional accounts with which the Fund’s fees could be compared.  Using information provided by an independent data service, the Board evaluated the Fund’s advisory fees compared to the average advisory fees for other funds similar in size, character and investment strategy (the “peer group”).  While the Board also considered the Fund’s sub-advisory fee and compared that to the average sub-advisory fee of the peer group, the Board noted that the Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on the Fund’s total expense ratio.

The Board considered that the Fund’s advisory fees are higher than the peer group average, noting that there were only three funds in the peer group.  The Board also considered that the Fund’s sub-advisory fees are higher than the peer group average.  The Board then noted that the Fund’s total expense ratio is lower than the peer group average.  The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

Economies of Scale

The Board considered JNAM's and Mellon Capital's representations regarding economies of scale and noted that Mellon Capital's sub-advisory fee includes breakpoints; however, the Board also acknowledged that because the sub-advisory fee was negotiated at arms' length between JNAM and Mellon Capital and is not an expense of the Fund, any breakpoints in the sub-advisory fee may only benefit the Fund indirectly through potential breakpoints in the advisory fee.  The Board noted that JNAM's advisory fee for the Fund also includes breakpoints and concluded that those breakpoints in some measure share economies of scale with shareholders.

Other Benefits to Mellon Capital

In evaluating the benefits that may accrue to Mellon Capital through its relationship with the Fund, the Board noted that Mellon Capital may develop additional investment advisory business with JNAM, the Funds or other clients of Mellon Capital as a result of its relationship with the Fund.

In light of all the facts noted above, the Board concluded that it would be fair, reasonable and in the best interests of the Fund and its shareholders to approve the Mellon Capital Sub-Advisory Agreement.

VII.  Additional Information

Ownership Of The Fund

As of July 17, 2015, there were issued and outstanding the following number of shares for the Fund:

Fund	Shares Outstanding
JNL/Franklin Templeton Frontier Markets Fund	2,146,959.884

As of July 17, 2015, the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of the Fund.

Because the shares of the Fund are sold only to Jackson, Jackson National Life Insurance Company of New York (“Jackson NY”), certain affiliated funds organized as fund-of-funds, and certain qualified retirement plans, Jackson, through its separate accounts, which hold shares of the Fund as funding vehicles for Variable Contracts, is the owner of record of substantially all of the shares of the Fund.

As of July 17, 2015,  no persons beneficially owned more than 5% of the shares of the Fund .

Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant separate accounts.  As noted above, Variable Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts.  To the knowledge of management of the Trust, as of July 17, 2015, no persons have been deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Fund.

Brokerage Commissions and Fund Transactions

During the period ended December 31, 2014, the JNL/Franklin Templeton Frontier Markets Fund paid no commissions to any affiliated broker.

During the period ended December 31, 2014, the JNL/Franklin Templeton Frontier Markets Fund paid $266,882 in administration fees and $333,599 in 12b-1 fees to the Adviser and/or its affiliated persons.  The Board has approved an amendment to the investment advisory contract and these services will continue.

VIII.   Other Matters

      The Trust will furnish, without charge, a copy of the Trust's annual report for the fiscal year ended December 31, 2014, a copy of the Trust's semi-annual report for the period ended June 30, 2014, or a copy of the Trust's prospectus and statement of additional information to any shareholder upon request.  To obtain a copy, please call 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution); send an email request to prospectusrequest@jackson.com; write the Jackson Variable Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814; or visit www.jackson.com.

JNAM, the investment adviser to the Trust, is located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606.  JNAM is a wholly owned subsidiary of Jackson, which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  JNAM also serves as the Trust’s Administrator.  JNLD, an affiliate of the Trust and the Adviser, is principal underwriter for the Trust and a wholly owned subsidiary of Jackson.  JNLD is located at 7601 Technology Way, Denver, Colorado 80237.

      The Trust is not required to hold annual meetings of shareholders, and, therefore, it cannot be determined when the next meeting of shareholders will be held.  Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

      The cost of the preparation, printing and distribution of this Information Statement will be paid by JNAM.

Exhibit A

Investment Sub-Advisory Agreement and Amendment Between Jackson National Asset
Management, LLC, Mellon Capital Management Corporation,
and Jackson Variable Series trust

Investment Sub-Advisory Agreement

            This Agreement is effective this 27th day of April 2015, by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), Mellon Capital Management Corporation, a corporation organized under the laws of Delaware and registered investment adviser ("Sub-Adviser") and Jackson Variable Series Trust, a Massachusetts business trust ("Trust").

            Whereas, Adviser is the investment manager for the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act");

            Whereas, the Adviser represents that it has entered into an Investment Advisory and Management Agreement ("Management Agreement") dated as of April 27, 2015, with the Trust; and

            Whereas, Adviser desires to retain Sub-Adviser as Adviser's agent to furnish investment advisory services to the investment portfolios of the Trust listed on Schedule A hereto (the "Funds" or each a "Fund").

Now, Therefore, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.
Appointment.  Subject to the approval of the Board of Trustees of the Trust (the "Board of Trustees"), Adviser represents and warrants that it has full legal power and authority to enter into this Agreement and to delegate investment advisory services, and hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement, and the appointment of Sub-Adviser hereunder is permitted by Trust's and Adviser's governing documents and has been duly authorized by all necessary corporate or other action.  Adviser represents that this Agreement has been duly authorized and will be binding upon Adviser.

Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Adviser designates one or more funds other than the Funds with respect to which the Adviser wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing.  If the Sub-Adviser is willing to render such services, it shall notify the Adviser in writing, whereupon such fund shall become a Fund hereunder, and be subject to this Agreement, all subject to the approval of the Board of Trustees.

2.
Delivery of Documents.  Adviser has furnished, or will furnish, to Sub-Adviser copies properly certified or authenticated of each of the following prior to the commencement of the Sub-Adviser's services:

a)
the Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on September 5, 2011 and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

b)	the Trust's By-Laws and amendments thereto (together with the Declaration of Trust, the "Trust Documents");

c)	resolutions of the Board of Trustees authorizing the appointment of Sub-Adviser and approving this Agreement;

d)	the Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC");

e)
the Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") and under the 1940 Act as filed with the SEC currently in effect ("Registration Statement") and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds; and

f)	the Trust's most recent prospectus and Statement of Additional Information for the Funds (collectively called the "Prospectus").

During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser with copies of all amendments of, or supplements to, the foregoing if the Adviser determines in good faith that such amendments or supplements relate to a Fund.  Adviser will provide the Sub-Adviser with the opportunity to comment on any amendment or supplement prior to its effectiveness if, in the good faith discretion of the Adviser, the Adviser reasonably believes such amendment or supplement directly relates to the Sub-Adviser or its management of a Fund.  In addition, the Adviser will provide the Sub-Adviser with copies, at its principal office, of all proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of each Fund prior to the use thereof, and the Sub-Adviser will review and comment on such materials within five (5) business days of receiving such materials and the Adviser shall not use any such materials until the Sub-Adviser's comments have been addressed to its reasonable satisfaction. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients.  The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser.  The materials referenced in this paragraph will be furnished to the Sub-Adviser by e-mail, first class or overnight mail, facsimile transmission equipment or hand delivery.

3.
Management.  Subject always to the supervision of the Adviser and the Board of Trustees, Sub-Adviser will furnish an investment program in respect of, and shall have full investment authority and discretion for, all assets of the Funds and place all orders for the purchase and sale of securities, including foreign or domestic securities, and other property (including, without limitation, exchange traded funds, financial futures, options of any type, commodities and commodity related notes and derivatives, swaps and forwards and other derivative instruments), all on behalf of the Funds as the Sub-Adviser shall determine in accordance with each Fund's investment restrictions, objectives and policies set forth in the applicable Prospectus delivered by the Adviser to the Sub-Adviser and in accordance with investment model implementation process described in Schedule D-1 or D-2 (and any additional Schedule Ds that may be added by mutual agreement of the parties), as applicable.

Sub-Adviser is authorized on behalf of the Funds to: (a) enter into, terminate or settle agreements and transactions and execute any documents (e.g., any derivatives documentation for exchange traded and over-the-counter derivatives, as applicable) in connection with its services provided hereunder which shall include any market and/or industry standard documentation and the standard representations contained therein, including, without limitation, the pre-printed form 1992 and/or 2002 ISDA Master Agreement (the "ISDA Form") and the related Schedules, Credit Support Annexes and Confirmations (collectively, the "ISDA Master Agreement") and (b) acknowledge the receipt of brokers' risk disclosure statements, electronic trading disclosure statements and similar disclosures.  The Sub-Adviser is authorized to act as agent for each Fund to negotiate, execute and deliver futures give-up agreements with brokers or dealers.  In performing these services, Sub-Adviser shall be entitled to rely upon the Fund's quarterly certification which Adviser will provide to the Sub-Adviser, at the time of the execution of this Agreement and promptly after each calendar quarter, a form of which is attached hereto as Schedule E.

The Sub-Adviser further shall have the authority to instruct the custodian to: (a) deliver or accept delivery of, upon receipt of payment or payment upon receipt of, securities, commodities or other property underlying any futures (including give-up agreements),options, swaps, forwards or other derivatives contracts, and other property purchased or sold in the Funds; and (b) deposit margin or collateral which shall include the transfer of money, securities, or other property to the extent necessary to meet the obligations of the Funds with respect to any investments made pursuant to the Prospectus.

In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Funds (as set forth below), and will monitor the Funds' investments, and will comply with the provisions of the investment guidelines and restrictions contained in the applicable Prospectus.  Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds.  Sub-Adviser will report to the Board of Trustees and to Adviser with respect to the implementation of the investment program, as reasonably requested by the Board of Trustees or the Adviser.  Sub-Adviser, solely with respect to the assets of the Funds that are under its management pursuant to this Agreement, is responsible to ensure that the Funds will comply with the provisions of Section 851(b)(3) and (c) and Section 817(h) of the Internal Revenue Code of 1986, as amended ("IRC"), and accompanying, Treas. Reg. Section 1.817-5.

Adviser will not act in a manner that would result in Sub-Adviser failing to maintain the required diversification and if the failure to diversify is inadvertent, Adviser shall in good faith and in conjunction with Sub-Adviser follow the procedures specified in Treas. Reg. Section 1.817-5(a)(2) and Revenue Procedure 2008-41 (or its successor) to request relief from the Commissioner of Internal Revenue Service.  In such an event, Adviser and Sub-Adviser shall work together in the preparation of any request for relief or closing agreement and, to the extent that Adviser is seeking indemnification under Section 11 hereof, no filings or agreements shall be made with the Commissioner of Internal Revenue Service without the prior written approval of Sub-Adviser.  Notwithstanding the cooperation of Adviser, Sub- Adviser shall be responsible for the correction of any failure attributable to its actions as a result of its negligence, or reckless disregard in connection with performing its responsibilities hereunder, including any penalties, taxes, and interest and for any other obligations to contract-owners and insurance company investors in the Funds.

The Sub-Adviser is expressly authorized to rely upon any and all instructions, approvals and notices given on behalf of the Adviser by any one or more of those persons designated as representatives of the Trust whose names, titles and specimen signatures appear in Schedule C attached hereto and who each have the authority to bind the Trust and each Fund.  The Adviser may amend such Schedule C from time to time by written notice to the Sub-Adviser.  The Sub-Adviser shall continue to rely upon these instructions until notified by the Adviser to the contrary.

The Adviser agrees that the Sub-Adviser shall not be liable for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the Sub-Adviser's reasonable opinion, constitute a violation of any federal or state laws, rules or regulations.

The Sub-Adviser further agrees that it:

a)	will use the same skill and care in providing such services as it uses in providing services to its other client mandates for which it has investment responsibilities;

b)
will comply with all applicable rules and regulations of the SEC applicable to it in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities, including but not limited to compliance with Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the "Advisers Act");

c)	will comply with all foreign laws, regulations, and regulatory requirements applicable to the Sub-Adviser as set forth by applicable foreign regulatory agencies;

d)	will report regularly to Adviser and to the Board of Trustees as reasonably agreed between the Adviser and Sub-Adviser, or as reasonably requested by the Board of Trustees, and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times agreed to by the Adviser and Sub-Adviser, or at such times as reasonably requested by the Board of Trustees, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to the specified benchmarks and will provide various other reports from time to time as reasonably requested by Adviser or the Board of Trustees;

e)	will provide to the Adviser (i) a monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser, and (iii) other compliance and reporting information as reasonably requested by the Adviser or the Board of Trustees from time-to-time;

f)	as a service provider to the Funds will cooperate fully with the Chief Compliance Officer of the Trust in the execution of his/her responsibilities to monitor service providers to the Funds under Rule 38a-1 under the 1940 Act, including any applicable document requests;

g)	will prepare and maintain such books and records with respect to each Fund's securities transactions in accordance with Section 7 herein, and will furnish Adviser and the Board of Trustees such periodic and special reports as the Adviser may reasonably request;

h)	will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities held for the account of the Funds subject to Sub-Adviser's supervision;

i)	will act upon reasonable instructions from Adviser not inconsistent with the fiduciary duties and investment objectives hereunder;

j)	will treat confidentially and as proprietary information of the Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust, provided, however, that notwithstanding the foregoing, Sub-Adviser may disclose such information to its affiliates and solely as required by applicable law, regulation or upon request by a regulator or auditor of Sub-Adviser;

k)	will vote proxies received in connection with securities held by the Funds consistent with its fiduciary duties hereunder; provided, however, that, in the event that a security to be purchased for a Fund in accordance with the Investment Objectives, is on The Bank of New York Mellon Corporation Restricted Securities List or, as a result of such purchase, would be placed on The Bank of New York Mellon Corporation Restricted Securities List (each, a "Restricted Security"), the Sub-Adviser will have no authority or discretion whatsoever to vote the proxies relating to any Restricted Security and such authority will be reserved to the Adviser to vote the proxies relating to any Restricted Security upon prompt notice received by the Sub-Adviser.

l)
may not consult with any other sub-adviser of the Trust, if any, or the sub-adviser to any other investment company (or separate series of an investment company) managed by the Adviser concerning the Trust's transactions in securities or other assets for any investment portfolio of the Trusts, including the Funds, except that such consultations are permitted between the current and successor sub-advisers of the Funds in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act;

m)
will provide reasonable assistance to the Adviser or the Trust's custodian, as the case may be, in determining the value of any portfolio security; provided, however, that the Sub-Adviser shall not be responsible to make any valuation determination.  In addition, the Sub-Adviser shall provide the Trust's custodian on each business day with information relating to all transactions concerning each Fund's assets under Sub-Adviser's supervision, and shall provide Adviser with such information upon the reasonable request of the Adviser;

n)
immediately notify the Adviser and the Trust to the extent required by applicable law in the event that the Sub-Adviser: (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority.  The Sub-Adviser further agrees to notify the Trust and the Adviser immediately of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that would make any written information previously provided to the Adviser or the Trust for the purpose of inclusion in the Registration Statement or Prospectus materially inaccurate or incomplete or if any such written information becomes untrue in any material respect; and

o)
immediately notify the Adviser and the Trust if the Sub-Adviser suffers a material adverse change in its business that would materially impair its ability to perform its relevant duties for a Fund.  For the purposes of this paragraph, a "material adverse change" shall include, but is not limited to, a material loss of assets or accounts under management or the departure of senior investment professionals managing any Fund to the extent such professionals are not replaced promptly with professionals of comparable experience and quality.

The Adviser and the Sub-Adviser each further agree that:

a)
to the extent that the Commodity Exchange Act, as amended ("CEA"), and the then-current Commodity Futures Trading Commission ("CFTC") regulations require (i) registration by either party as a Commodity Pool Operator or Commodity Trading Advisor, (ii) specific disclosure, or as applicable to it (iii) filing of reports and other documents, each shall fully comply with such requirements;

b)
Sub-Adviser shall comply with all requirements of the applicable CEA and then-current CFTC regulations that apply to Sub-Adviser with regard to the Fund, and with regard to all Funds for which it serves as Sub-Adviser; and

c)	Sub-Adviser shall cooperate by assisting the Adviser in fulfilling any disclosure or reporting requirements applicable to the Fund under the CEA and/or then-current CFTC regulations.

4.
Custody of Assets.  Title to all investments shall be held in the name of the Funds, provided that for convenience in buying, selling and exchanging securities (stocks, bonds, commercial paper, etc.), title to such securities may be held in the name of the Trust's custodian bank, or its nominee.  All cash and the indicia of ownership of all other investments shall be held by the Trust's custodian bank. Sub-Adviser shall not act as custodian of the assets held in the Funds and shall at no time have the right to physically possess the assets of the Funds or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Funds.  In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Funds.  All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the custodian.  The Sub-Adviser shall not be liable for any act or omission of such custodian, except by reason of the Sub-Adviser's willful misfeasance, bad faith, gross negligence, fraud, reckless disregard or willful misconduct in connection with any actions that Sub-Adviser has taken or should have taken with respect to the custodian.

5.
Brokerage.  The Sub-Adviser is responsible for decisions to buy and sell securities and other investments for each Fund, broker-dealer and counterparty selection, and negotiation of brokerage commission rates.  Sub-Adviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage and counterparty arrangements with respect to all portfolio transactions entered into by Sub-Adviser on behalf of the Funds. Adviser shall provide such assistance to the Sub-Adviser in setting up and maintaining brokerage accounts and other accounts as the Sub-Adviser shall reasonably request to allow for the purchase or sale of various forms of securities and instruments pursuant to this Agreement.   Sub-Adviser will provide copies of all such agreements to the Adviser upon the Adviser's reasonable request.  It is the Sub-Adviser's general policy in selecting a broker to effect a particular transaction to seek to obtain "best execution," which means prompt and efficient execution of the transaction taking into account all relevant factors and considerations of the specific transaction, with payment of commissions which are reasonable in relation to the value of the brokerage services provided by the broker.  Consistent with this policy, and when selecting a broker the Sub-Adviser will take relevant factors into consideration under the circumstances, including (as applicable), but not limited to: the price; the reliability, integrity and financial condition of the broker-dealer or counterparty; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer or counterparty to the investment performance of the applicable Fund on a continuing basis.  Subject to such policies and procedures as the Board of Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for each Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealer affiliates) who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and as interpreted by the SEC, and to cause such Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser's overall responsibilities with respect to such Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act).  Allocation of orders placed by the Sub-Adviser on behalf of a Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations.  The Sub-Adviser will submit reports on such allocations to the Adviser as reasonably requested by the Adviser, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefore.  The Sub-Adviser shall not be liable for any act or omission of any brokerage firm or firms or counterparties designated by the Adviser or chosen by the Sub-Adviser with reasonable care except by reason of the Sub-Adviser's willful misfeasance, bad faith, gross negligence, fraud, reckless disregard or willful misconduct in connection with selecting such brokerage firms or firms or counterparties.

6.	Expenses. The Sub-Adviser shall bear all expenses incurred by it in connection with the performance of its services under this Agreement. Each Fund or the Adviser will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, and administration fees; fees for necessary professional and brokerage services; costs relating to local administration of securities; and fees for any pricing services. All other expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser under the Management Agreement are borne by the applicable Fund or the Trust.

7.	Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request, copies of which may be retained by the Sub-Adviser. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act related to each Fund's portfolio transactions. The Adviser shall maintain all books and records not related to the Fund's portfolio transactions.

8.	Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee accrued daily and payable monthly on the average daily net assets in the Funds in accordance with Schedule B hereto.

9.
Services to Others.  Adviser understands, and has advised the Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies or accounts.  Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner reasonably believed by Sub-Adviser to be fair and equitable to each.  Sub-Adviser may group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it reasonably determines that investment decisions are appropriate for each participating account.  Sub-Adviser cannot assure that such policy will not adversely affect the price paid or received by a Fund.  Adviser recognizes, and has advised the Board of Trustees, that in some cases this procedure may adversely affect the size and the opportunities of the position that the participating Fund may obtain in a particular security.  In addition, Adviser understands, and has advised the Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full time to such service, and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

Notwithstanding any other provision to the contrary, the Sub-Adviser shall have no obligation to perform the following services or to have employees of the Sub-Adviser perform the following roles, as applicable:  a) shareholder services or support functions, such as responding to shareholders' questions about a Fund or its investments or strategies;  b) providing employees of the Sub-Adviser to serve as officers of a Fund; or  c) providing employees of the Sub-Adviser to serve as the Fund's Chief Compliance Officer and associated staff.

10.	Limitation of Liability.

a)
Sub-Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Adviser or the Funds or their directors, officers, employees, agents or affiliates for any act, omission, error of judgment or mistake of law or for any loss suffered by the Funds, any shareholder of the Funds or the Adviser either in connection with (i) the performance of Sub-Adviser's duties under this Agreement or (ii) its failure to perform due to events beyond the reasonable control of the Sub-Adviser or its agents, except for a loss resulting from Sub-Adviser's willful misfeasance, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement;

b)
The Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Funds or that a Fund will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private.  The Sub-Adviser shall not be deemed to have breached this Agreement or any investment restrictions or policies applicable to a Fund in connection with fluctuations arising from market movements and other events outside the control of the Sub-Adviser;

c)
Sub-Adviser, its officers, directors, employees, agents or affiliates will not be liable to the Adviser, the Funds, the Trust or their directors, officers, employees, agents, affiliates or shareholders for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Funds made to the Sub-Adviser by a duly authorized officer of the Adviser or the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board; all except by reason of the Sub-Adviser's willful misfeasance, bad faith, gross negligence, fraud, reckless disregard or willful misconduct in connection with performing its responsibilities hereunder;

d)
In any action in which the Sub-Adviser or any of its controlling persons, or any shareholders, partners, directors, officers and/or employees of any of the foregoing, are parties, the Adviser agrees to indemnify and hold harmless the foregoing persons against any losses to which such persons may become subject, insofar as such losses arise out of or are based upon the Investment Models or the results of the Investment Models, the Adviser's willful misfeasance, bad faith, gross negligence, fraud, reckless disregard or willful misconduct in performing its responsibilities hereunder, including without limitation the operation of a Fund, the contents of the Funds' Prospectus, or the wrongful conduct of persons with respect to the sale of interests in a Fund, provided that the loss, claim, settlement, damage, charge, liability, cost or expense did not relate to, was not based upon, or did not arise out of an act or omission of the Sub-Adviser or any of its controlling persons, or any shareholders, partners, directors, officers and/or employees constituting reckless disregard, willful misfeasance, bad faith, gross negligence, fraud or willful misconduct; and

e)	Without limiting the generality of the foregoing, neither the Adviser nor the Sub-Adviser will be liable for any indirect, special, incidental or consequential damages.

11.
Indemnification.  Adviser and the Sub-Adviser each agree to indemnify the other party (and each such party's affiliates, employees, directors and officers), and Sub-Adviser further agrees to indemnify the Funds, against any claim, damages, loss or liability (including reasonable attorneys' fees) arising out of any third party claims brought against an indemnified party that are found to constitute willful misfeasance or gross negligence on the part of the indemnifying party.

12.	Duration and Termination. The Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, the initial term will continue in effect through December 31, 2015. Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through December 31st for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days' written notice by the Trust or Adviser, or on sixty days' written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning of such terms as in the 1940 Act.) Sections 10 and 11 herein shall survive the termination of this Agreement.

13.	Representations and Agreements of the Adviser. Adviser acknowledges, represents and warrants that:

a)
The Sub-Adviser is registered as a Commodity Trading Advisor under the CEA and the Adviser consents to the Sub-Adviser's compliance with the alternative disclosure and recordkeeping standards available to exempt accounts under CFTC Rule 4.7 with respect to a Fund's trading in commodity interests, provided that the Sub-Adviser has duly filed a notice of claim for such relief pursuant to CFTC Rule 4.7(d). The Adviser will take reasonable steps to cooperate with the Sub-Adviser in connection with establishing and maintaining such exemption under CFTC Rule 4.7.

b)
The Trust and each Fund intends to be a "qualified eligible person" ("QEP") as defined in CFTC Rule 4.7 and the Adviser will promptly notify the Sub-Adviser once the Trust and each Fund meets the QEP definition.  The Adviser will promptly notify the Sub-Adviser if the Trust or any Fund ceases to be a QEP.  Each Fund is an "accredited investor" as defined in Rule 501(a) under the 1933 Act.

c)	Each Fund is an "eligible contract participant" as defined in Section 1a of the Commodity Exchange Act.

d)
The Adviser is excluded from the definition of a commodity pool operator under CFTC Rule 4.5 with respect to a Fund.  The Adviser will furnish the Sub-Adviser with a copy of the notice of eligibility filed pursuant to Rule 4.5 (c) with respect to such exclusion, or, if more recent, the most recent annual notice affirming the basis of such eligibility that has been filed pursuant to Rule 4.5(c)(5).

e)
The Adviser hereby acknowledges that not less than forty-eight (48) hours before the date it has executed this Agreement, it received from the Sub-Adviser a copy of the Sub-Adviser's most recent Form ADV, Part 1 as filed with the Securities and Exchange Commission and Part II as required by Rule 204-(3) of the Advisers Act;

f)
The Trust, intends to be a "qualified institutional buyer" ("QIB") as defined in Rule 144A under the Securities Act of 1933, as amended, and the Adviser will promptly notify the Sub-Adviser once the Trust and each Fund meets the QIB definition and if the Trust or a Fund ceases to be a QIB;

g)
The assets in the Funds are free from all liens and charges and undertakes that no liens or charges will arise from the acts or omissions of the Adviser and the Trust which may prevent (i) the Sub-Adviser from giving a first priority lien or charge on the assets solely in connection with the Sub-Adviser's authority to direct the deposit of margin or collateral to the extent necessary to meet the obligations of the Funds with respect to any investments made pursuant to the Prospectus or (ii) the settlement by the custodian of transactions entered into on behalf of a Fund by the Sub-Adviser pursuant to this Agreement; and

h)
The Adviser acknowledges that the Sub-Adviser is not the compliance agent for the Funds or for the Adviser, and does not have access to all of the Funds' books and records necessary to perform certain compliance testing.  To the extent that the Sub-Adviser has agreed to perform the services specified in Section 3 hereof in accordance with Section 851(b)(3) and C of the IRC, and the Advisers Act ("Applicable Law")) and in accordance with the applicable Funds' Prospectus (collectively the "Charter Requirements"), the Sub-Adviser shall perform such services based upon its books and records with respect to the Funds, which comprise a portion of the Trust's books and records, and upon written instructions received from the Funds, the Adviser or the Trust's administrator, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records and such instructions provided by the Funds, the Adviser or the Trust's administrator.  The Sub-Adviser shall be afforded a reasonable amount of time to implement any such instructions (for example, if instructed not to trade on behalf of securities of certain specified Adviser or the Trust's affiliates, the Sub-Adviser shall be notified and given a reasonable period of time after receipt of such instruction to implement this trading restriction).  In addition, upon the request of the Sub-Adviser, the Adviser will provide guidance relating to the treatment of permissible investments in connection with monitoring such investments under applicable laws.

14.	Obligations of Adviser. The Adviser agrees to provide or complete, as the case may be, the following prior to the commencement of the Sub-Adviser's investment advisory services as specified under this Agreement:

a)	A list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Fund;

b)	A list of restricted securities for each Fund (including CUSIP, Sedol or other appropriate security identification);

c)	A copy of the current compliance procedures for each Fund; and

d)	A list of legal and compliance contacts.

The Adviser also agrees to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness.

15.	Confidential Treatment. All information and advice furnished by one party to the other party (including their respective agents, employees and representatives) hereunder shall be treated as confidential and shall not be disclosed to third parties (other than affiliates), except as may be necessary to comply with applicable laws, rules and regulations, subpoenas, court orders or requests of regulators. It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust. Without limiting the foregoing, the Adviser and the Trust will only disclose portfolio information in accordance with the Trust's portfolio information policy as adopted by the Board of Trustees.

16.	Entire Agreement; Amendment of this Agreement. This Agreement constitutes the entire agreement between the parties with respect to the Funds. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

17.	Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed (postage prepaid) or sent via electronic mail or facsimile to the other party at such address as designated herein.

a)	To Adviser:
Jackson National Asset Management, LLC
225 West Wacker Drive
Suite 1200
Chicago, IL 60606
Attention: General Counsel
E-mail: JNAMLegal@jackson.com

b)	To Sub-Adviser:
Mellon Capital Management Corporation 50 Fremont Street, Suite 3900 San Francisco, CA 94105 Attention: Client Service Manager E-mail: mcm_csa@mcm.com

c)	To the Trust:
Jackson Variable Series Trust
225 West Wacker Drive
Suite 1200
Chicago, IL 60606
Attention: Chief Legal Officer
E-mail: JNAMLegal@jackson.com

18.	Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

Sub-Adviser represents, and the Trust and the Adviser acknowledge and agree, that Sub-Adviser is the sole owner of the names "Mellon Capital" and "Mellon Capital Management" and certain logos associated with such names (the "MCM Marks").  The Trust and Adviser agree that the MCM Marks are the valuable property of the Sub-Adviser and Sub-Adviser's affiliates.  The Trust and Adviser shall have the right to use the MCM Marks only with the prior written approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.  Sub-Adviser agrees that the Trust and the Adviser have the right to use "Mellon Capital" and "Mellon Capital Management" in the names of the Funds as set forth in Schedule A to this Agreement.

The Sub-Adviser acknowledges and agrees that the names "Jackson Variable Series Trust" and "Jackson National Asset Management, LLC," and abbreviations or logos associated with those names, are the valuable property of the Adviser and its affiliates; that the Trust, has the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names "Jackson Variable Series Trust," "Jackson National Asset Management, LLC," and associated abbreviations and logos, only in connection with the Sub-Adviser's performance of its duties hereunder and to the extent such references are required for regulatory reporting purposes.  Further, in any communication with the public and in any marketing communications of any sort, the Sub-Adviser agrees to obtain prior written approval from the Adviser before using or referring to "Jackson Variable Series Trust" and the Adviser, or the Funds or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Sub-Adviser from (i) including the names of the Adviser, the Funds or the "Jackson Variable Series Trust" on its representative client list included in its marketing materials or (ii) referring to the performance of the Funds in the Sub-Adviser's marketing material as long as such marketing material does not constitute "sales literature" or "advertising" for the Funds, as those terms are used in the rules, regulations and guidelines of the SEC and FINRA.

The name "Jackson Variable Series Trust" and "Trustees of Jackson Variable Series Trust" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed.  The obligations of the "Jackson Variable Series Trust" entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives or agents of Trust personally, but bind only the assets of Trust, and persons dealing with the Funds must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against the Trust.

19.	Representations and Warranties of the Sub-Adviser. The Sub-Adviser hereby represents that this Agreement does not violate any existing agreements between the Sub-Adviser and any other party, it has all requisite authority to enter into, execute, deliver and perform its obligations under this Agreement and the performance of the Sub-Adviser's obligations under this Agreement does not conflict with any law, regulation or order to which the Sub-Adviser is subject.

The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Investment Advisers Act of 1940, as amended and has provided to the Adviser a copy of its most recent Form ADV, Part 1 as filed with the Securities and Exchange Commission, as well as a copy of its current Part II of Form ADV.

The Sub-Adviser further represents that it has reviewed the initial, pre- and/or post effective amendment(s) to the Registration Statement for the Funds filed with the Securities and Exchange Commission and delivered to the Sub-Adviser by the Adviser that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact necessary to make the statements contained therein not misleading.

20.	Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.

21.	Counterpart Signatures. This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

In Witness Whereof, the Adviser, the Sub-Adviser and Trust have caused this Agreement to be executed as of this 6th day of April, 2015.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION ("COMMISSION")  IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS ACCOUNT DOCUMENT.

Jackson National Asset Management, LLC	Mellon Capital Management Corporation

By: /s/ Mark D. Nerud	By: /s/Rose Huening-Clark
Name: Mark D. Nerud	Name: Rose Huening-Clark
Title: President and Chief Executive Officer	Title: Managing Director

Jackson Variable Series Trust

By: /s/ Diana R. Gonzalez
Name: Diana R. Gonzalez
Title: Assistant Vice President

List of Schedules

Schedule A                        Funds
Schedule B                        Compensation
Schedule C                        Designated Representatives
Schedule D                        Investment Model Implementation Process
Schedule E                        Adviser Quarterly Certification

Schedule A
Dated April 27, 2015
 (Funds)

JNL Tactical ETF Conservative Fund
JNL Tactical ETF Moderate Fund
JNL Tactical ETF Growth Fund

Schedule B
Dated April 27, 2015
(Compensation)

Fund	Assets	Annual Rate (Based on Average Net Assets of each Fund)
JNL Tactical ETF Conservative Fund	$0 to $50 million $50 to $100 million $100 to $750 million Over $750 million	.090% . 060% . 030% . 015%
JNL Tactical ETF Moderate Fund	$0 to $50 million $50 to $100 million $100 to $750 million Over $750 million	.090% . 060% . 030% . 015%
JNL Tactical ETF Growth Fund	$0 to $50 million $50 to $100 million $100 to $750 million Over $750 million	.090% . 060% . 030% . 015%

Schedule C
Dated April 27, 2015
 (Designated Representatives of the Trust)

Name/Title *	Signature *

*See the attached List of Authorized Persons

Schedule D-1
Dated April 27, 2015
(Investment Model Implementation Process)

Investment Model Implementation Process for the following Funds (each a "Fund" and collectively, the "Funds"):

1.            JNL Tactical Advantage 35 Fund
2.            JNL Tactical Advantage 60 Fund
3.            JNL Tactical Advantage 75 Fund

Investment Model Implementation Process:

Adviser shall, from time to time, provide the Sub-Adviser instructions for the investment of the Funds including (i) lists of specific exchange traded funds (ETFs) or other securities to be purchased by the Sub-Adviser for each Fund and (ii) the allocation weightings for each such ETF or other security for each Fund.  The Sub-Adviser will implement such instructions within a reasonable period of time after receiving them. In addition, Sub-Adviser and Adviser will comply with trade allocation procedures that are mutually agreed upon by Sub-Adviser and Adviser.

Schedule E
Dated April 27, 2015

Quarterly Certificate Of Jackson National
Asset Management, LLC

The undersigned, Jackson National Asset Management, LLC (the "Adviser"), in its role as the investment adviser for the Jackson Variable Series Trust (the "Trust"), is providing this certification to Mellon Capital Management Corporation (the "Sub-Adviser"), acting as a sub-adviser to certain investment portfolios of the Trust (each, a "Fund" and collectively, the "Funds") pursuant to the Investment Sub-Advisory Agreement dated April 27, 2015 between the Adviser, the Sub-Adviser and the Trust (the "Sub-Advisory Agreement") and acknowledges that the Sub-Adviser is entitled to rely upon it.  Any capitalized term not defined herein or in the Sub-Advisory Agreement shall have the meaning ascribed to it in the applicable ISDA Master Agreement.

The Adviser certifies and confirms that each of the representations and warranties set forth below is true and correct as of the date noted below.

1.
No action has been taken by the SEC or state securities regulators to suspend or revoke any Fund's registration or which could result in the issuance of a stop order with respect to the applicable Registration Statement, and, no investigation or proceeding has been commenced by any regulatory authority that is reasonably likely to materially adversely affect such Fund's ability to perform its obligations under the ISDA Master Agreement or any Transaction.

2.
No actions have been taken or proposed by anyone (including any Fund's shareholders) to submit to a Fund's shareholders any change to (i) such Fund's classification under Section 5 of the 1940 Act, (ii) such Fund's Investment Guidelines or  governing documents regarding the use of derivatives or (iii) any matter requiring the vote of such Fund's shareholders under Section 13 of the 1940 Act, in each case, which could reasonably be expected to materially adversely affect any ISDA Master Agreement or any Transaction.

Certification as of

Jackson National Asset Management, LLC

By:
Name: Mark D. Nerud
Title: President and Chief Executive Officer

Amendment to the Investment Sub-Advisory Agreement Between Jackson National Asset Management, LLC, Mellon Capital Management Corporation, and
Jackson Variable Series Trust

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the "Adviser"), Mellon Capital Management Corporation, a corporation organized under the laws of Delaware and registered investment adviser (the "Sub-Adviser") and Jackson Variable Series Trust, a Massachusetts business trust (the "Trust").

Whereas, the Adviser, the Sub-Adviser, and the Trust entered into an Investment Sub-Advisory Agreement effective as of the 27th day of April, 2015 (the "Agreement"), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of the Trust.

Whereas, the Sub-Adviser has agreed to replace Templeton Asset Management Ltd. as sub-adviser for the JNL/Franklin Templeton Frontier Markets Fund of the Trust, which will subsequently be renamed the JNL/Mellon Capital Frontier Markets 100 Index Fund.

Whereas, pursuant to this sub-adviser replacement, the Adviser, the Sub-Adviser, and the Trust have agreed to amend Schedule A and Schedule B of the Agreement to add the JNL/Mellon Capital Frontier Markets 100 Index Fund (the "Fund"), and to revise the current fee schedule for the Fund.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1.	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated September 28, 2015, attached hereto.

2.	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated September 28, 2015, attached hereto.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 2nd day of July 2015, effective September 28, 2015.

Jackson National Asset Management, LLC	Mellon Capital Management Corporation

By: /s/ Mark D. Nerud	By: /s/Rose Huening-Clark
Name: Mark D. Nerud	Name: Rose Huening-Clark
Title: President and Chief Executive Officer	Title: Managing Director

Jackson Variable Series Trust

By: /s/ Diana G. Gonzalez
Name: Diana R. Gonzalez
Title: Assistant Vice President

Schedule A
Dated September 28, 2015
(Funds)

JNL Tactical ETF Conservative Fund
JNL Tactical ETF Moderate Fund
JNL Tactical ETF Growth Fund
JNL/Mellon Capital Frontier Markets 100 Index Fund

Schedule B
Dated September 28, 2015
(Compensation)

Fund	Assets	Annual Rate (Based on Average Net Assets of each Fund)
JNL Tactical ETF Conservative Fund	$0 to $50 million $50 to $100 million $100 to $750 million Over $750 million	0.090% 0.060% 0.030% 0.015%
JNL Tactical ETF Moderate Fund	$0 to $50 million $50 to $100 million $100 to $750 million Over $750 million	0.090% 0.060% 0.030% 0.015%
JNL Tactical ETF Growth Fund	$0 to $50 million $50 to $100 million $100 to $750 million Over $750 million	0.090% 0.060% 0.030% 0.015%
JNL/Mellon Capital Frontier Markets 100 Index Fund	$0 to $50 million $50 to $100 million $100 to $750 million Over $750 million	0.09% 0.06% 0.03% 0.015%

Exhibit B

Comparison of the JNL/Franklin Templeton Frontier
Markets Fund and the JNL/Mellon Capital
Frontier Markets 100 Index Fund

JNL/ Mellon Capital Frontier Markets
100 Index Fund
(formerly, JNL /Franklin Templeton Frontier Markets Fund)

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information ("SAI") and most recent reports to shareholders, online at http://hosted.rightprospectus.com/Jackson/JacksonVariableSeriesTrust. You can also get this information at no cost by calling 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by sending an email request to ProspectusRequest@jackson.com. The current Prospectus and SAI, both dated April 27, 2015, as supplemented, September 28, 2015,are incorporated by reference into (which means they legally are a part of) this Summary Prospectus.

Investment Objective. The investment objective of the JNL/ Mellon Capital Frontier Markets 100 Index Fund (the "Fund") is to track the performance of the MSCI Frontier Markets 100 Index, which measures the investment returns of stocks issued by companies in frontier market countries.

Expenses. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable, and the total expenses would be higher if they were included.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0 .40%
Distribution and/or Service (12b-1) Fees	0.20%
Other Expenses[1]	0. 20%
Total Annual Fund Operating Expenses[2]	0.80%

[1]	"Other Expenses" include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC ("JNAM" or the "Adviser").
[2]	Expense information has been restated to reflect current fees.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period. The example also assumes that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$ 82	$ 2 55	$ 444	$ 990

Portfolio Turnover (% of average value of portfolio). The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 20% of the average value of its portfolio.

The portfolio turnover reflected above reflects the Fund's results when managed by the previous sub-adviser, Templeton Asset Management Ltd., utilizing an active investment strategy.

Principal Investment Strategies. Under normal market conditions, the Fund invests at least 80% of its assets ( net assets plus the amount of any borrowings for investment purposes) in stocks included in the MSCI Frontier Markets 100 Index (the "Index"), including depositary receipts representing interests in securities included in the Index; which may be in the form of American Depositary receipts ("ADRs"), Global Depositary receipts ("GDRs") and/or European Depositary receipts ("EDRs").

The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis, but attempts to replicate the Index by investing all or substantially all of its assets in the stocks that make up the Index, in relatively the same proportions as those stocks are represented in the Index. Indexing may offer a cost-effective investment approach to gaining diversified market exposure over the long term.

As of June 30, 2015, the market capitalization range of the Index is $158 million to $6,543 million.
When attempting to replicate a capitalization-weighted index such as the Index, portfolio turnover is typically limited to what the index adds and deletes over time, contract owner contributions and withdrawals, and reinvestment income. The replicated portfolio does not require additional rebalancing as a result of market movement; rather, it is rebalanced automatically with the change in share price.

As of April 30, 2015, the Index considers "frontier markets countries" to include Argentina, Bahrain, Bangladesh, Bulgaria, Croatia, Estonia, Jordan, Kazakhstan, Kenya, Kuwait, Lebanon, Lithuania, Mauritius, Morocco, Nigeria, Oman, Pakistan, Romania, Serbia, Slovenia, Sri Lanka, Tunisia, Ukraine, and Vietnam.

The Fund may also invest in derivative securities (typically, futures contracts) and exchange-traded funds (typically, frontier markets, emerging markets, and/or single country exchange-traded funds) for the purposes of managing cash flows and converting balance sheet accruals to equity positions.

The Fund may concentrate its investments in an industry or group of industries to the extent that the Index the Fund is designed to track is also concentrated.

The Fund is "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"), and may invest more of its assets in fewer issuers than "diversified" mutual funds.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund.

•
Concentration risk – To the extent that the Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or limited number of securities from time to time, the Fund may be subject to greater risks of adverse economic, business or political developments than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

•
Counterparty risk – A Fund that enters into contracts with counterparties, such as repurchase or reverse repurchase agreements or over-the-counter ("OTC") derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, files for bankruptcy, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. Counterparty risk is heightened during unusually adverse market conditions.

•
Currency risk – Investments in foreign currencies and in securities that trade, or receive revenues, in, or in derivatives that provide exposure to, foreign currencies are subject to the risk that those currencies may decline in value or, in the case of hedging positions, that the currency will decline in value relative to the currency being hedged. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

•
Depositary receipts risk – Depositary receipts, such as ADRs, GDRs and EDRs, involve many of the same risks as direct investments in foreign securities. These risks include: fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; and, speculation. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. Investments in depositary receipts that are traded over the counter may also subject a Fund to liquidity risk. Depositary receipts may be issued in sponsored or un-sponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program.

•
Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment.  Derivatives also are subject to liquidity risk, interest rate risk, market risk, counterparty risk, credit risk and management risk.  They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index.

•
Emerging markets and less developed countries risk – Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. Investments in emerging market and less developed countries are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets. Investments in emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those of more advanced countries. The Fund also will be subject to the risk of adverse foreign currency rate fluctuations. As a result of these risks, investments in emerging market securities tend to be more volatile than investments in developed countries.

•
Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

•
Exchange-traded funds investing risk – An investment in an ETF generally presents the following risks: (i) the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies; (ii) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) price fluctuation, resulting in a loss to the Fund; (iv) the risk that an ETF may trade at a discount to its net asset value; (v) the risk that an active market for an ETF's shares may not develop or be maintained; and (vi) the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

•
Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. Through its ownership structure, the Adviser has a number of global financial industry affiliated entities. As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities. The Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements. Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales. These foreign regulatory limits may increase the Fund's expenses and may limit the Fund's performance.

•
Foreign securities risk – These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Such events may adversely affect the value of securities issued by companies in foreign countries or regions. This risk is especially high in emerging markets. In addition, the economies of certain foreign markets may not compare favorably with the economy of the U.S. with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. There may be less publicly available information and more volatile or less liquid markets.

•
Index investing risk – The indexing strategy does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance. As a result of index sampling the securities selected will not provide investment performance matching that of the Index. Fund performance may not exactly correspond with the performance of its index for a number of reasons, including, but not limited to, the timing of Fund portfolio transactions, shifts in the composition of the index, and Fund expenses.

•
Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

•
Market risk – All forms of securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

•
Non-diversification risk – The Fund is considered non-diversified. As such, the Fund may invest in a limited number of issuers. With a smaller number of different issuers, there is more risk than holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation of total return and share price of a non-diversified portfolio.

•
Settlement risk – Settlement risk is the risk that a settlement in a transfer system does not take place as expected. When a Fund enters into certain contracts with counterparties, such as over-the-counter derivatives contracts, it faces the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

Performance. The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compared with those of a broad-based securities market index that has investment characteristics similar to those of the Fund. The performance information shown reflects the Fund's results when managed by the previous sub-adviser, Templeton Asset Management, Ltd., utilizing an active investment strategy. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products. If these amounts were reflected, returns would be less than those shown.

Effective September 28, 2015, in conjunction with the change in the Fund's investment objective to track the performance of the MSCI Frontier Markets 100 Index, the Fund replaced the MSCI Frontier Markets Index with the MSCI Frontier Markets 100 Index as its benchmark.

Annual Total Returns as of December 31
Best Quarter (ended 12/31/2013): 7.95%;
Worst Quarter (ended 12/31/2014): -18.28%

Average Annual Total Returns as of December 31, 2014
	1 year	Life of Fund (September 10, 2012)
JNL/ Mellon Capital Frontier Markets 100 Index Fund	-14.98%	2.18%
MSCI Frontier Markets 100 Index (Fund Benchmark) (Net) (reflects no deduction for fees, expenses or taxes)	4.99%	16.24%
MSCI Frontier Markets Index (Net) (reflects no deduction for fees, expenses or taxes)	6.84%	17.08%

Portfolio Management.

Investment Adviser:
Jackson National Asset Management, LLC. Effective April 27, 2015, Jackson National Asset Management, LLC became the Investment Adviser to the Fund.

Sub-Adviser:
Mellon Capital Management Corporation ("Mellon Capital"). Effective September 28, 2015, Mellon Capital became the Sub-Adviser to the Fund.

Portfolio Manager s :
Name:	Joined Fund Management Team In:	Title:
Karen Q. Wong	September 201 5	Managing Director, Mellon Capital
Richard A. Brown	September 2015	Managing Director, Mellon Capital
Thomas J. Durante	September 2015	Managing Director, Mellon Capital

Purchase and Redemption of Fund Shares
Only separate accounts and qualified plans of Jackson National Life Insurance Company ("Jackson") or Jackson National Life Insurance Company of New York ("Jackson NY") and series, including funds of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in the Fund or through a qualified plan in which you are a participant. Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account or plan through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information
The Fund's shareholders are separate accounts and qualified plans of Jackson or Jackson NY and mutual funds owned directly or indirectly by them. Accordingly, the Fund's dividends and other distributions are not taxable to you, the contract owner or plan participant, and no discussion is included about the Federal personal income tax consequences to you. For this information, you should consult the prospectus of the appropriate separate account or description of the plan and read the discussion therein of those consequences.

Payments to Broker-Dealers and Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

JNL/Mellon Capital Frontier Markets 100 Index Fund
(formerly, JNL/Franklin Templeton Frontier Markets Fund )

Investment Objective. The investment objective of the JNL/ Mellon Capital Frontier Markets 100 Index Fund (the "Fund") is to track the performance of the MSCI Frontier Markets 100 Index, which measures the investment returns of stocks issued by companies in frontier market countries.

Principal Investment Strategies. Under normal market conditions, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in stocks included in the MSCI Frontier Markets 100 Index (the "Index"), including depositary receipts representing interests in securities included in the Index; which may be in the form of American Depositary receipts ("ADRs"), Global Depositary receipts ("GDRs") or European Depositary receipts ("EDRs").

The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis, but attempts to replicate the Index by investing all or substantially all of its assets in the stocks that make up the Index, in relatively the same proportions as those stocks are represented in the Index. Indexing may offer a cost-effective investment approach to gaining diversified market exposure over the long term.

As of June 30, 2015, the market capitalization range of the Index is $158 million to $6,543 million.

When attempting to replicate a capitalization-weighted index such as the Index, portfolio turnover is typically limited to what the index adds and deletes over time, contract owner contributions and withdrawals, and reinvestment income. The replicated portfolio does not require additional rebalancing as a result of market movement; rather, it is rebalanced automatically with the change in share price.

As of April 30, 2015, the Index considers "frontier markets countries" to include Argentina, Bahrain, Bangladesh, Bulgaria, Croatia, Estonia, Jordan, Kazakhstan, Kenya, Kuwait, Lebanon, Lithuania, Mauritius, Morocco, Nigeria, Oman, Pakistan, Romania, Serbia, Slovenia, Sri Lanka, Tunisia, Ukraine, and Vietnam .

The Fund may also invest in derivative securities (typically, futures contracts) and exchange-traded funds (typically, frontier markets, emerging markets, and/or single country exchange-traded funds) for the purposes of managing cash flows and converting balance sheet accruals to equity positions.

The Fund may concentrate its investments in an industry or group of industries to the extent that the Index the Fund is designed to track is also concentrated.

The Fund is "non-diversified"

 under the Investment Company Act of 1940, as amended (the "1940 Act"), and may invest more of its assets in fewer issuers than "diversified" mutual funds.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks does not provide any assurance either of the Fund's investment in any particular type of security, or assurance of the Fund's success in its investment selections, techniques and risk assessments. As a managed portfolio the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser's investment techniques otherwise failing to achieve the Fund's investment objective. A variety of specific factors may influence its investment performance, such as the following:

•	Concentration risk
•	Counterparty risk
•	Currency risk
•	Depositary receipts risk
•	Emerging markets and less developed countries risk
•	Equity securities risk
•	Exchange-traded funds investing risk
•	Foreign regulatory risk
•	Foreign securities risk
•	Index investing risk
•	Liquidity risk
•	Market risk
•	Non-diversification risk
•	Settlement risk

Please see the "Glossary of Risks" section, which is set forth before the "Management of the Trust" section, for a description of these risks. There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use. For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks). There may be additional risks that may affect the Fund's ability to achieve its stated investment objective. Those additional risks are:

•	Temporary defensive positions and large cash positions risk

Please see the "Glossary of Risks" section, which is set forth before the "Management of the Trust" section, for a description of these risks.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management.   The Sub-Adviser to the Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 50 Fremont Street, Suite 3900, San Francisco, California 94105. Mellon Capital is a wholly owned indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company.

Karen Q. Wong, CFA is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Wong has been a manager of the Fund since its inception. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president, in 2006 to a director and in 2007 to managing director. Ms. Wong is the head of equity portfolio management responsible for overseeing all passive equity funds, including exchange traded funds. Ms. Wong holds a M.B.A from San Francisco State University and has 16 years of investment experience. Ms. Wong is a member of the CFA Institute and the CFA Society of San Francisco.

Richard A. Brown, CFA, is a Managing Director, Equity Portfolio Management at Mellon Capital. Mr. Durante at Mellon Capital. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to vice president in 1998, and to his current position in 2002. Mr. Brown heads a team of portfolio managers covering domestic and international passive equity funds. Mr. Brown has 19 years of investment experience. Mr. Brown is a member of CFA Institute and the CFA Society of San Francisco.

Thomas Durante, CFA, Managing Director, Equity Portfolio Management has been at Mellon Capital since 2000. Mr. Durante holds a B.A. degree from Fairfield University in Accounting. Mr. Durante has 32 years of investment experience, and 14 years at Mellon Capital. Mr. Durante heads a team of portfolio managers covering domestic and international passive equity funds. Prior to joining Mellon Capital, he worked in the fund accounting department for Dreyfus. Mr. Durante is a member of the CFA Institute and the CFA Society of Pittsburgh.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

A discussion of the basis for the Board of Trustees' approval of the investment advisory and sub-advisory agreements is available in the Trust's Semi- Annual Report to shareholders for the period ended June 30, 2015.